Goodwill And Other Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill And Other Intangible Assets

21. Goodwill and Other Intangible Assets

	Goodwill	Other Intangible Assets	Total
	(In millions)
Cost:
At January 1, 2011	$257.1	$426.0	$683.1
Additions	—	2.6	2.6
Disposals	(49.7)	(173.0)	(222.7)
Impairment	—	(0.3)	(0.3)

At December 31, 2011	$207.4	$255.3	$462.7

Additions	—	1.9	1.9
Disposals	(0.6)	(4.4)	(5.0)
Transferred to assets held for sale	(110.8)	(159.2)	(270.0)
Impairment	—	—	—

At December 31, 2012	$96.0	$93.6	$189.6

Accumulated amortization:
At January 1, 2011	$—	$(306.6)	$(306.6)
Charged in year	—	(15.9)	(15.9)
Disposals	—	169.7	169.7

At December 31, 2011	$—	$(152.8)	$(152.8)

Charged in year	—	(14.6)	(14.6)
Disposals	—	3.8	3.8
Transferred to assets held for sale	—	74.8	74.8
Impairment	—	(1.8)	(1.8)

At December 31, 2012	—	(90.6)	(90.6)

Net book value: December 31, 2012	$96.0	$3.0	$99.0

Net book value: December 31, 2011	$207.4	$102.5	$309.9

Other intangible assets consist primarily of computer software as follows (in millions):

	2012	2011
Tysabri	$—	$96.9
Other intangible assets	3.0	5.6

Total other intangible assets	$3.0	$102.5

The assets of the Tysabri business, which have been classified as held for sale as of December 31, 2012, include goodwill that has been allocated to the Tysabri business of $110.8 million and other intangible assets of $84.4 million. For information on the assets of the Tysabri business, which have been classified as held for sale as of December 31, 2012, refer to Note 15.

On December 20, 2012, we completed the separation of the Prothena Business into a new, publicly traded company incorporated in Ireland. In connection with this transaction, we disposed of goodwill of $0.6 million which was allocated to the Prothena Business. In 2012, we also recorded an impairment charge of $1.8 million within other net charges in respect of computer software and other intangible assets which will no longer be utilized as a result of separation of the Prothena Business and cessation of the remaining early stage research activities. For additional information on this transaction, refer to Note 28.

On September 16, 2011, we announced the completion of the merger between Alkermes, Inc. and EDT. As part of this transaction, we disposed of patents, licenses, IP and other intangible assets related to EDT with a net book value of $3.3 million. We also disposed of goodwill of $49.7 million which was allocated to the EDT business. For additional information on this transaction, refer to Note 5. In 2011, we also recorded an impairment charge of $0.3 million (2010: $0.9 million) within other net charges in respect of computer software which will no longer be utilized.

The weighted-average remaining useful life for other intangible assets at December 31, 2012 was 3.0 years (2011: 7.6 years).

Amortization expense for the year ended December 31, 2012 amounted to $14.6 million (2011: $15.9 million; 2010: $28.4 million) and is recorded as cost of sales, selling, general and administrative (SG&A) expenses and R&D expenses in the Consolidated Statements of Operations, as it relates to the respective functions.

As of December 31, 2012, our expected future amortization expense of currently held other intangible assets is as follows (in millions):

Year ending December 31, 2013	$1.3
2014	0.8
2015	0.6
2016	0.2
2017	0.1
2018 and thereafter	—

Total	$3.0